CONSENT TO EXTENSION


                                            January 30, 1997


     Reference is made to that certain Credit Agreement dated as of January 31, 1996, as amended (as so amended, the "Agreement"), among Trans Leasing International, Inc. (the "Company"), the undersigned banks (collectively, the "Banks") and The First National Bank of Chicago, as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Agreement.

     Pursuant to Section 6.8 of the Agreement, the Company has requested that the Conversion Date be extended from January 30, 1997 to January 29, 1998, a copy of which request is attached hereto. By its execution hereof, each of the undersigned Banks hereby consents to the extension of the Conversion Date from January 30, 1997 to January 29, 1998.

     The Agreement, as modified hereby, shall remain in full force and effect and is hereby ratified, approved, and confirmed in all respects.




                          THE FIRST NATIONAL BANK OF CHICAGO


                                   By:______________________
                              _____
                                   Title:___________________
                              _____


                                   CORESTATES BANK, N.A.


                                   By:___________________________
                                   Title:___________________
                              _____


                                   UNION BANK OF CALIFORNIA,
N.A.

                                   By:______________________
                              _____
                                   Title:___________________
                              _____